SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549


                                 FORM 8-K
                              CURRENT REPORT



                      PURSUANT TO SECTION 13 OR 15(D)
                  OF THE SECURITIES EXCHANGE ACT OF 1934


             Date of report (date of earliest event reported):

                             NOVEMBER 5, 1996


                            CARROLS CORPORATION
   (Exact name of Registrant as specified in its charter)


                                 Delaware
              (State or other jurisdiction of incorporation)



               1-6553                                                  16-0958146
        (Commission File No.)                                       (I.R.S. Employer
                                                                   Identification No.


                968 James Street, Syracuse, New York 13203
           (Address of Principal Executive Offices)   (Zip Code)

        Registrant's telephone number, including area code:

                          (315) 424-0513


                          Not Applicable
       (Former Name or Former Address, if Changed Since Last Report)

ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT




     On October 29, 1996, the board of directors of the Company voted to approve the dismissal of the accounting firm of Coopers & Lybrand, L.L.P. as their principal audit accountant and has engaged the services of Arthur Andersen L.L.P. as their principal audit accountants.

     Coopers & Lybrand, L.L.P. were the principal audit accountants during the two years ended December 31, 1995 and their report on the financial statements for the periods ended December 31, 1994 and 1995 did not contain an adverse opinion or disclaimer of opinion nor were financial statement opinions qualified or modified as to uncertainty, as to audit scope or as to accounting principles.

     There have been no disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope of procedure with the accounting firm of Coopers & Lybrand, L.L.P. for the most recent two years or any subsequent interim period.

ITEM 7 -( C ) EXHIBITS

16.1        LETTER RE CHANGE IN CERTIFYING ACCOUNTANT.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    November 5, 1996



                              CARROLS CORPORATION



                              By: ______________________________
                                   Name: Alan Vituli
                              Title: Chief Executive Officer

EXHIBIT 16.1








October 31, 1996




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read the statements made by Carrols Corporation (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of November, 1996. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,



COOPERS & LYBRAND LLP

                               EXHIBIT INDEX



EXHIBIT NUMBER      EXHIBIT TITLE                 PAGE NUMBER

Exhibit 16.1        Letter re change in                4
                    certifying Accountant